ADJUSTABLE RATE SECURITIES PORTFOLIOS
                            REGISTRATION STATEMENT
                                EXHIBIT INDEX

EXHIBIT NO.          DESCRIPTION                              LOCATION

EX-99.B1(i)          Agreement and Declaration of Trust of    Attached
                     Franklin Institutional U.S. Government
                     ARM Fund dated February 12, 1991

EX-99.B1(ii)         Certificate of Trust of Franklin         Attached
                     Institutional U.S. Government ARM Fund
                     dated February 12, 1991

EX-99.B1(iii)        Certificate of Amendment to the          Attached
                     Certificate of Trust of Franklin
                     Institutional U.S. Government ARM Fund
                     dated October 18, 1991

EX-99.B(iv)          Certificate of Amendment to the          Attached
                     Certificate of Trust of Franklin
                     Institutional U.S. Government ARM Fund
                     dated March 7, 1991

EX-99.B1(v)          Certificate of Amendment to the          Attached
                     Certificate of Trust of Adjustable
                     Rate Securities Portfolio dated May
                     14, 1992

EX-99.B2(i)          By-Laws of Franklin Institutional U.S.   Attached
                     Government ARM Fund

EX-99.B5(i)          Manangement Agreement between Franklin   Attached
                     Institutional U.S. Government ARM Fund
                     and Franklin Advisers, Inc. dated June
                     3, 1991

EX-99.B5(ii)         Management Agreement between             Attached
                     Adjustable Rate Securities Portfolios
                     and Franklin Advisers, Inc. dated
                     November 5, 1991

EX-99.B8(i)          Custodian Agreement between Registrant   Attached
                     and Bank of America NT & SA dated May
                     1, 1991

EX-99.B8(ii)         Amendment to Custodian Agreement         Attached
                     between Registrant and Bank of America
                     NT & SA dated April 12, 1995

EX-99.B8(iii)        Master Custody Agreement between         Attached
                     Regisrant and Bank of New York dated
                     February 16, 1996

EX-99.B8(iv)         Terminal Link Agreeemnt between          Attached
                     Registrant and Bank of New York
                     dated February 16, 1996

EX-99.B17(i)         Power of Attorney dated February 16,     Attached
                     1995

EX-99.B17(ii)        Certificate of Secretary dated           Attached
                     February 16, 1995

EX-27.B1             Financial Date Schedule for Adjustable   Attached
                     Rate Securities Portfolio

EX-27.B2             Financial Data Schedule for U.S.         Attached
                     Government Adjustable Rate Mortgage
                     Portfolio
*Incorporated by Reference